[LOGO]                              FOUNTAINHEAD
      KING                               SPECIAL VALUE FUND




                                         ANNUAL REPORT

                                         OCTOBER 31, 2002













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                                TABLE OF CONTENTS

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A Message to Our Shareholders.............................................1

Performance Chart & Analysis..............................................4

Schedule of Investments...................................................5

Statement of Assets and Liabilities.......................................6

Statement of Operations...................................................7

Statements of Changes in Net Assets.......................................8

Financial Highlights......................................................9

Notes to Financial Statements............................................10

Independent Auditors' Report.............................................14

Trustees and Officers....................................................15




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--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2002
--------------------------------------------------------------------------------


The fiscal year of 2002 proved to be a trying one. The Fund underperformed the Russell Midcap Index for the one-year ended October 31, 2002, primarily due to disappointing performance during the first calendar quarter of 2002. Since inception, the Fund has performed generally in line with the Russell Midcap (please see chart on page 4).

Top performers for the year ended October 31, 2002 included stocks from a variety of industries. Boston Scientific led the way, rising 60.1%. CACI, a small technology company with a focus on providing Information Technology services to various government agencies, rose 31.0%, while Countrywide Credit appreciated 23.3%. Rounding out the list of top performers included Waters Corp. (+14.1%), a high-tech lab company, and Hector Communications (+13.2%), a company providing telecommunications and cable TV services to the upper Midwest. The
Fund was negatively impacted primarily by holdings in the wireless and telecommunications industries, as well as a few individual stocks, such as Elan Corp., a specialty pharmaceutical company. As we addressed in the semi-annual report dated April 30, 2002, the disappointing performance of these companies during the first part of 2002 triggered a repositioning and "cleansing" of the portfolio. Although we took significant losses in these holdings, in almost every case, these stocks are even lower today. After the first quarter, we introduced an enhancement to our sell discipline. We have always had a sell discipline in place, but we wanted to add a new technical aspect to enhance our historically fundamentally driven process. The initial results have been very positive as evidenced by the Fund's markedly improved relative performance since the end of April 2002. While this does not compensate for the poor performance during the first quarter, it does show that the Fund is back on track and furthermore, we believe the portfolio is well positioned going forward.

The last couple of years have proven to be extremely difficult for even the most patient equity investors. However, the downturn certainly has not been limited to just the United States. As evidenced by the chart below, the global equity sell-off has been widespread and severe.

ANNUAL PERFORMANCE OF LEADING WORLD MARKET INDICES

----------------- --------------- --------------- ----------------------
                                                       YTD 2002
                       2000            2001          (as of 10/31/02)
----------------- --------------- --------------- ----------------------
Hang Seng             -11.0%          -24.5%            -17.2%
----------------- --------------- --------------- ----------------------
Nikkei 225            -27.2%          -23.5%            -18.0%
----------------- --------------- --------------- ----------------------
FTSE 100              -10.2%          -16.2%            -22.6%
----------------- --------------- --------------- ----------------------
S&P 500               -10.1%          -11.9%            -21.8%
----------------- --------------- --------------- ----------------------
CAC 40                - 0.5%          -22.0%            -31.9%
----------------- --------------- --------------- ----------------------
DAX                   - 7.5%          -19.8%            -38.9%
----------------- --------------- --------------- ----------------------

The road to recovery has been rocky and paved with several stomach-churning months such as July 2002 and early October 2002. In July, investors overreacted to a modest pause in the economic data released in early to mid July. That month experienced the largest outflow of mutual fund assets in history. A total of $52.63 billion flowed out of mutual funds (1.7% of total fund assets) during the month. The only other similar period was October 1987, when $7.45 billion flowed out of mutual funds, a smaller dollar amount than in July 2002, but an amount that represented 3.2% of mutual fund assets (the largest percentage decline ever in a single month).

While we believe that the worst is behind us, we certainly do not think that a rebound in the economy or a rebound in stock prices will be swift and/or without setbacks. The economy is in the midst of a slow recovery, and does not appear to be headed for a double dip recession, assuming a few major shocks to the system do not occur. Reasons for the more modest recovery include: 1) there is little pent-up consumer demand; 2) the consumer's debt burden versus disposable income is substantially higher than it was coming out of the last recession; 3) little help is expected from global economies; 4) smoother economic cycles (shallow recessions)

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
OCTOBER 31, 2002
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usually  mean less  explosive  recoveries;  5) excess  capacity  still exists in telecom and technology; and 6) a host of geopolitical worries could restrain corporate and consumer spending. With that said, it is also unlikely that the economy will dive back into a recessionary state. The demand for housing remains strong (homes currently comprise 28% of household wealth). The rebuilding of the labor force will eventually kick in, capital spending should respond to strong final demand, and the Fed is not eager to squash the recovery. Further, the inventory/sales ratio is now below its long-term trend, and despite a host of problems, consumer spending is much higher than it was during the last recession in 1991. Finally, over the past 40 years, there is no convincing evidence that a weak stock market can stop the economy.

On the monetary policy front, the Fed recently cut interest rates by 50 basis points (0.5%). Interestingly, the most recent move by the Fed really cannot greatly help the economy on the surface. Housing continues to boom at extraordinarily high levels and an extra 50 basis points really will not add much incrementally. It cannot improve auto sales since companies have already been providing 0% financing. The Fed also cannot directly stimulate capital spending because it is more dependent on corporate profits rather than on the immediate impact of lower interest rates. The main immediate impact that the Fed will actually have on the economy, and on the markets as well, is its impact on the liquidity bubble. There is an enormous amount of liquidity that has piled up over the last year. In fact, money market funds as a percentage of the Wilshire 5000 (a good total equity proxy) are significantly higher than they were in 1982, the last time we experienced a significant spike in money market assets versus the market, and are near their all-time highs at just over 25%. The by-product of the recent Fed move may actually make it very painful for individuals to establish or maintain savings deposits as they are now yielding 1% or less. In addition, the T-bill rate is now below that of the average dividend yield, which is 1.4%. This should prompt individuals to search for higher returns in other asset classes, including stocks.

When fear dominates the market, as has been the case over the last several quarters, investors seem to lose track of their ability to imagine what would ever make them want to get back into the equity market. Several concerns seem to be weighing on the equity markets currently. The first is that of earnings quality/crisis of confidence. This is a concern that was extremely prevalent during the first six months or so of 2002, though it has waned a bit as of late. Interestingly, market forces have proven to move faster than regulatory or legislative efforts to address the crisis of confidence in corporate governance and accounting abuses. This is evidenced by the virtual non-effect of the mid-August deadline for management teams to file and certify their financial statements. In contrast, stocks were devastated during early 2002 when any hints or rumors of improprieties arose. The concern, however, is not dead. Any hint of inappropriate behavior by management can result in a steep and immediate stock price decline, as evidenced by Tenet Healthcare's recent woes, a position not held by the Fund. A second factor weighing on the market, and probably the largest fear, is concern about terrorism and/or a war with Iraq. This risk is not likely to be reduced soon. As far as terrorism is concerned, positive surprises, in the form of captured terrorists, foiled attacks, or the prolonged absence of attacks, are possible. It is also possible that the public can eventually adjust to some level of smaller scale attacks/incidents. As far as the Iraq situation is concerned, as with previous wars, the equity market is likely to have more of a discount before the initiation of any new hostilities than it would have after they began. A third concern, which we have discussed to some extent, is the fear of recession. Most of these concerns have already been factored into the market and any outcome better than a double dip, including a sluggish 1991 - 1993-style recovery, would be a positive surprise. It is likely that it will take a new exogenous event (a major terrorist attack, a major foreign currency collapse, a major new financial scandal) to throw us back into recession.

We are pleased with the current positioning of the portfolio. The silver lining in the severe market correction has been the ability to find many fundamentally sound companies trading at very attractive valuations. Over the last few months, we have found some intriguing buys in the healthcare (such as Beckman Coulter and Waters Corp.), financial (such as Greater Bay Bancorp), and consumer cyclical (such as Cendant, Polo Ralph Lauren, and Robert Mondavi) sectors. While we are a bottom-up driven investment firm, we can make some general comments about the industries in which we have larger weightings. We believe healthcare, as a

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (concluded)
OCTOBER 31, 2002
--------------------------------------------------------------------------------


whole, has the potential to perform well over the next 12 to 18 months. Aside from receding regulatory fears as a more healthcare-friendly Republican Congress has taken hold of Washington, and aside from very positive demographic trends, healthcare stocks should benefit from other factors as well. It is possible that the beleaguered technology and telecom sectors will continue to struggle. As a result, much of the more growth- oriented money could move into the healthcare sector in search of rising earnings and better fundamentals. Consolidation in various sub-sectors of the healthcare industry could also benefit several of our holdings. Financial stocks should also be well positioned to benefit from a recovering U.S. economy. Non-performing assets and bad loans should have either peaked or be close to a peak. In addition, we are probably many months away from a scenario in which monetary policy actually becomes restrictive. During similar periods historically, financial stocks have performed very well.

Collectively, we are also very excited about the performance prospects for mid- and small-cap stocks. Historically these stocks do better than large-caps during the early stages of a new economic expansion. In addition, these stocks as a whole are very attractively valued on a historical basis. For example, stocks comprising the S&P Mid-Cap Index are currently trading at valuations which are below the medians of the past 10 to 12 years on a forward P/E, price/sales, and price/book basis. Small-cap stocks are in a similar position, still trading generally below their relative medians.

The last year has proven to be extremely difficult for most equity investors, but we are optimistic about the future and about generating healthy rates of return going forward. The new enhancement to our sell discipline should help us avoid significant losses in individual stocks in the future as it has over the last several months. We always contend that patience pays and we believe this catch phrase to be especially true today. We appreciate your confidence in King Investment Advisors and thank you for your continued support of the Fountainhead Special Value Fund.

Sincerely,

/s/Roger E. King

Roger E. King
Chairman and President

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF OCTOBER 31, 2002 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE RUSSELL MIDCAP(R) INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000(R) INDEX, WHICH REPRESENT APPROXIMATELY 24% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000(R) INDEX. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE WILSHIRE 5000 CONSISTS OF STOCKS WHICH TRADE ON THE NYSE, AMEX, AND IN THE OVER THE COUNTER MARKET. THE WILSHIRE INDEX IS CONSIDERED THE BROADEST OF ALL INDICES OR AVERAGES. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 33 COMPANIES THAT REPRESENT APPROXIMATELY 70% OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE NIKKEI-225 STOCK AVERAGE IS A PRICE-WEIGHTED INDEX OF 225 TOP-RATED JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK EXCHANGE. THE FTSE 100 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF THE 100 MOST HIGHLY CAPITALIZED COMPANIES TRADED ON THE LONDON STOCK EXCHANGE. THE CAC-40 INDEX IS A NARROW-BASED CAPITALIZATION-WEIGHTED INDEX OF 40 COMPANIES LISTED ON THE PARIS BOURSE. THE DAX INDEX IS A TOTAL RETURN INDEX OF 30 SELECTED GERMAN BLUE CHIP STOCKS TRADED ON THE FRANKFURT STOCK EXCHANGE. THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

PRICE-TO-EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. PRICE TO SALES IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY REVENUE PER SHARE. REVENUE PER SHARE IS DETERMINED BY DIVIDING
REVENUE FOR THE PAST 12 MONTHS BY THE NUMBER OF SHARES OUTSTANDING. PRICE-TO-BOOK RATIO IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY ITS BOOK VALUE PER SHARE. BOOK VALUE IS THE TOTAL ASSETS OF A COMPANY MINUS TOTAL LIABILITIES.

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES MAY INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE. (12/02).

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FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART & ANALYSIS
OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                                        AVERAGE ANNUAL TOTAL RETURN
FUND/INDEX                                       1 YEAR       5 YEAR    SINCE INCEPTION (12/31/96)
----------                                       -------      ------    ---------------------------
Fountainhead Special Value Fund                 (36.68%)       0.14%             5.23%
Russell Midcap(R)Index                           (8.02%)       2.68%             5.93%


                  FOUNTAINHEAD SPECIAL VALUE FUND - $13,466         RUSSELL MIDCAP INDEX - $13,997
  12/31/1996                                         10,000                                 10,000
                                                     10,210                                 10,187
   1/31/1997                                         10,420                                 10,374
   2/28/1997                                         10,830                                 10,358
                                                     10,485                                 10,138
   3/31/1997                                         10,140                                  9,918
   4/30/1997                                          9,860                                 10,165
   5/31/1997                                         10,870                                 10,907
   6/30/1997                                         11,560                                 11,263
   7/31/1997                                         11,990                                 12,203
   8/31/1997                                         11,860                                 12,071
   9/30/1997                                         12,950                                 12,759
  10/31/1997                                         13,370                                 12,263
  11/30/1997                                         13,070                                 12,555
  12/31/1997                                         13,665                                 12,901
   1/31/1998                                         13,432                                 12,658
   2/28/1998                                         14,756                                 13,647
   3/31/1998                                         15,909                                 14,295
   4/30/1998                                         16,475                                 14,330
   5/31/1998                                         15,757                                 13,887
   6/30/1998                                         16,232                                 14,079
   7/31/1998                                         15,423                                 13,408
   8/31/1998                                         11,977                                 11,263
   9/30/1998                                         12,230                                 11,992
  10/31/1998                                         12,745                                 12,810
  11/30/1998                                         12,482                                 13,416
  12/31/1998                                         13,180                                 14,203
   1/31/1999                                         13,968                                 14,179
   2/28/1999                                         14,241                                 13,707
   3/31/1999                                         15,353                                 14,137
   4/30/1999                                         16,535                                 15,181
   5/31/1999                                         17,384                                 15,137
   6/30/1999                                         18,668                                 15,671
   7/31/1999                                         19,011                                 15,241
   8/31/1999                                         18,931                                 14,846
   9/30/1999                                         20,214                                 14,324
  10/31/1999                                         23,115                                 15,003
  11/30/1999                                         26,380                                 15,435
  12/31/1999                                         30,753                                 16,793
   1/31/2000                                         29,423                                 16,237
   2/29/2000                                         30,879                                 17,485
   3/31/2000                                         30,376                                 18,486
   4/30/2000                                         27,548                                 17,611
   5/31/2000                                         25,369                                 17,145
   6/30/2000                                         27,485                                 17,652
   7/31/2000                                         26,060                                 17,454
   8/31/2000                                         27,893                                 19,127
   9/30/2000                                         26,615                                 18,854
  10/31/2000                                         28,501                                 18,563
  11/30/2000                                         24,217                                 16,892
  12/31/2000                                         25,921                                 18,178
   1/31/2001                                         30,564                                 18,471
   2/28/2001                                         27,661                                 17,346
   3/31/2001                                         25,269                                 16,270
   4/30/2001                                         26,586                                 17,662
   5/31/2001                                         27,661                                 17,991
   6/30/2001                                         27,891                                 17,821
   7/31/2001                                         27,175                                 17,311
   8/31/2001                                         24,822                                 16,646
   9/30/2001                                         21,088                                 14,638
  10/31/2001                                         21,267                                 15,218
  11/30/2001                                         22,520                                 16,493
  12/31/2001                                         23,850                                 17,156
   1/31/2002                                         20,461                                 17,053
   2/28/2002                                         18,313                                 16,872
   3/31/2002                                         19,310                                 17,884
   4/30/2002                                         17,967                                 17,537
   5/31/2002                                         17,469                                 17,339
   6/30/2002                                         15,269                                 16,176
   7/31/2002                                         13,466                                 14,598
   8/31/2002                                         13,901                                 14,678
   9/30/2002                                         12,967                                 13,323
  10/31/2002                                         13,466                                 13,997


The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000(R) Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Past performance is not predictive nor a guarantee of future results. MARKET
VOLATILITY  CAN  SIGNIFICANTLY  IMPACT  SHORT-TERM  PERFORMANCE.  RESULTS  OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

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FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------

                             SECURITY                                                          SECURITY
   SHARES                  DESCRIPTION                   VALUE          SHARES               DESCRIPTION                VALUE
   ------                  -----------                   -----          ------               -----------                -----

COMMON STOCK (88.3%)                                                COMMON STOCK - CONTINUED

APPAREL & OTHER FINISHED PRODUCTS MADE                              LEISURE PRODUCTS & SERVICES (4.5%)
FROM FABRICS & SIMILAR MATERIALS (2.5%)                                     23,400  Royal Caribbean Cruises, Ltd.       $  429,624
       12,850  Polo Ralph Lauren Corp. +               $ 244,664                                                         ---------
                                                       ---------    MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
BUSINESS SERVICES (9.3%)                                            PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (14.0%)
       10,000  CACI International, Inc. Class A +        409,100             6,100  Beckman Coulter, Inc.                  169,885
       20,000  Cendant Corp. +                           230,000            14,700  Boston Scientific Corp. +              553,161
        7,100  Dun & Bradstreet Corp. +                  259,505            61,550  Interpore International +              360,067
                                                       ---------            10,600  Waters Corp. +                         266,908
                                                         898,605                                                          ---------
                                                       ---------                                                         1,350,021
CHEMICALS & ALLIED PRODUCTS (7.8%)                                                                                       ----------
       26,000  IVAX Corp. +                              326,300    NONDEPOSITORY CREDIT INSTITUTIONS (5.2%)
       13,600  Mylan Laboratories, Inc.                  427,992            10,000  Countrywide Credit Industries, Inc.    503,100
                                                       ---------                                                          ---------
                                                         754,292
                                                       ---------    PETROLEUM REFINING & RELATED INDUSTRIES (6.4%)
COMMUNICATIONS (4.5%)                                                       13,500  Marathon Oil Corp.                     282,150
       18,700   Crown Media Holdings, Inc. Class A +      52,360             9,400  Valero Energy Corp.                    330,974
        8,700   Fox Entertainment Group. Inc. Class A +  212,367                                                         ---------
        5,000   Hector Communications Corp. +             51,300                                                           613,124
        2,000   Warwick Valley Telephone Co.             113,600    TRANSPORTATION SERVICES (2.4%)                       ---------
                                                       ---------            11,500  GATX Corp.                             230,575
                                                         429,627                                                         ---------
                                                       ---------
DOMESTIC DEPOSITORY INSTITUTIONS (2.4%)                             TOTAL COMMON STOCK (COST $8,215,331)                 8,505,610
       15,000  Greater Bay Bancorp                       228,600                                                         ---------
                                                       ---------    REAL ESTATE INVESTMENT TRUST (4.2%)
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT                               41,000  American Realty Trust *                410,000
& RELATED SERVICES (2.7%)                                                           (Cost $410,000)                      ---------
       33,500  BearingPoint, Inc. +                      261,300
                                                       ---------    SHORT-TERM INVESTMENTS (6.9%)
FOOD & KINDRED PRODUCTS (3.3%)                                             469,996  Deutsche Cash Management Fund          469,996
        9,700  Robert Mondavi +                          320,100           192,097  Deutsche Money Market Fund             192,097
                                                       ---------    TOTAL SHORT-TERM INVESTMENTS (COST $662,093)         ---------
HEALTH SERVICES (11.1%)                                                                                                    662,093
       18,250  Syncor International Corp. +              653,897                                                         ---------
       51,500  US Oncology, Inc. +                       412,515    TOTAL INVESTMENTS IN SECURITIES (99.4%)
                                                       ---------    (COST $9,287,424)                                  $ 9,577,703
                                                       1,066,412    Other Assets and Liabilities, Net (0.6%)                57,456
                                                       ----------                                                        ---------
INSURANCE CARRIERS (12.2%)                                           TOTAL NET ASSETS (100.0%)                         $ 9,635,159
17,900  Fidelity National Financial, Inc.                540,580                                                        ==========
 9,000  MBIA, Inc.                                       392,850    SECURITIES SOLD SHORT
11,800  UnumProvident Corp.                              242,136    ---------------------
                                                       ---------         (2,000) Deere & Co.                          $   (92,779)
                                                       1,175,566         (2,000) Novellus Systems, Inc.                   (63,200)
                                                       ---------    TOTAL SECURITIES SOLD SHORT                         ---------
                                                                    (Total Proceeds $155,406)                         $  (155,979)
                                                                                                                        ---------
--------------------------------------------------------------------------------

+ Non-income producing security.

* Restricted security priced at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation process.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS

      Total investments, at value  (Cost $9,287,424) (Note 2)                                     $ 9,577,703

      Value of securities sold short                                                                  155,406
      Deposits with custodian for margin                                                               81,000
      Receivables:
         Investment adviser (Note 3)                                                                   28,042
         Interest and dividends                                                                         3,337

      Prepaid expenses                                                                                  1,541
                                                                                       -----------------------

Total Assets                                                                                      $ 9,847,029
                                                                                       -----------------------

LIABILITIES
      Securities sold short, at fair value (proceeds $155,406) (Note 2)                               155,979
      Payables:

         Fund shares redeemed                                                                          15,156
         Administrator fees (Note 3)                                                                    3,333
         Transfer agency fees (Note 3)                                                                  2,388
         Custodian fees (Note 3)                                                                        1,017

      Accrued expenses and other liabilities                                                           33,997
                                                                                       -----------------------

Total Liabilities                                                                                     211,870
                                                                                       -----------------------

NET ASSETS                                                                                        $ 9,635,159
                                                                                       =======================

COMPONENTS OF NET ASSETS
      Paid-in capital                                                                            $ 18,379,416
      Accumulated net realized loss on investments                                                 (9,033,963)
      Unrealized appreciation on investments and short sales                                          289,706
                                                                                       -----------------------

NET ASSETS                                                                                        $ 9,635,159
                                                                                       =======================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      (BASED ON NET ASSETS OF $9,635,159 AND 915,098 SHARES OUTSTANDING)                              $ 10.53

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest income                                                                                           $ 11,472
      Dividend income                                                                                             67,241
                                                                                                 ------------------------
Total Investment Income                                                                                           78,713
                                                                                                 ------------------------

EXPENSES
      Investment advisory fees (Note 3)                                                                          138,537
      Administrator fees (Note 3)                                                                                 40,000
      Transfer agency fees (Note 3)                                                                               34,077
      Custodian fees (Note 3)                                                                                      8,192
      Accounting fees (Note 3)                                                                                    39,079
      Legal fees                                                                                                   5,998
      Auditing fees                                                                                               19,866
      Trustees fees and expenses                                                                                     643
      Reporting expenses                                                                                          19,977
      Compliance expenses                                                                                         26,466
      Miscellaneous expenses                                                                                       6,117
                                                                                                 ------------------------

Total Expenses                                                                                                   338,952
      Fees waived and expenses reimbursed (Note 4)                                                              (107,795)
                                                                                                 ------------------------
Net Expenses                                                                                                     231,157
                                                                                                 ------------------------
NET INVESTMENT LOSS                                                                                             (152,444)
                                                                                                 ------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS SOLD SHORT
      Net realized loss from investments                                                                      (7,719,571)
      Net change in unrealized appreciation (depreciation) of investments and short sales                      1,245,345
                                                                                                 ------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SHORT SALES                                               (6,474,226)
                                                                                                 ------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $ (6,626,670)
                                                                                                 ========================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      Year Ended                Year Ended
                                                                   October 31, 2002          October 31, 2001
                                                                ------------------------   ---------------------

OPERATIONS
    Net investment loss                                                      $ (152,444)             $ (304,511)
    Net realized loss from investments                                       (7,719,571)               (104,217)
    Net change in unrealized appreciation (depreciation)
        of investments & short sales                                          1,245,345              (6,621,932)
                                                                ------------------------   ---------------------

Net Decrease in Net Assets from Operations                                   (6,626,670)             (7,030,660)
                                                                ------------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain from investments                                                -              (3,741,772)
                                                                ------------------------   ---------------------

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                            3,667,166               8,578,660
    Reinvestment of distributions                                                     -               3,528,824
    Redemption of shares                                                     (7,936,078)             (5,744,281)
                                                                ------------------------   ---------------------
Net Increase (Decrease) from Capital Share Transactions                      (4,268,912)              6,363,203
                                                                ------------------------   ---------------------

    Redemption fees                                                               4,491                  14,755
                                                                ------------------------   ---------------------

Net Decrease in Net Assets                                                  (10,891,091)             (4,394,474)

NET ASSETS
    Beginning of period                                                      20,526,250              24,920,724
                                                                ------------------------   ---------------------
    End of period (a)                                                       $ 9,635,159            $ 20,526,250
                                                                ========================   =====================

SHARE ACTIVITY
    Sale of shares                                                              271,435                 396,928
    Reinvestment of distributions                                                     -                 188,808
    Redemption of shares                                                       (590,323)               (267,784)
                                                                ------------------------   ---------------------
Net Increase (Decrease) in Shares                                              (318,888)                317,952
                                                                ========================   =====================

Accumulated Net Investment Loss (a)                                         $         -             $         -
                                                                ========================   =====================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                                                  For the Year Ended October 31,
                                                        ----------------------------------------------------------------------------
                                                          2002             2001            2000              1999           1998
                                                        -------          -------         -------           -------        -------

NET ASSET VALUE, BEGINNING OF PERIOD                     $16.63           $27.21          $22.86            $12.61         $13.35
                                                        -------          -------         -------           -------        -------
INVESTMENT OPERATIONS
     Net investment loss                                  (0.17)           (0.25)          (0.31)            (0.16)         (0.09)
     Net realized and unrealized gain (loss)
          on investments                                  (5.93)           (6.21)           5.70             10.41          (0.51)
                                                        -------          -------         -------           -------        -------
Total from Investment Operations                          (6.10)           (6.46)           5.39             10.25          (0.60)
                                                        -------          -------         -------           -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net realized gain on investments                         -            (4.13)          (1.04)                -          (0.14)
                                                        -------          -------         -------           -------        -------

REDEMPTION FEE (A)                                            - (b)         0.01               -                 -              -
                                                        -------          -------         -------           -------        -------

NET ASSET VALUE, END OF PERIOD                           $10.53           $16.63          $27.21            $22.86         $12.61
                                                        =======          =======         =======           =======        =======
TOTAL RETURN                                             (36.68)%         (25.38)%         23.35%            81.28%         (4.67)%

RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)              $9,635          $20,526         $24,921           $14,068         $6,637

Ratios to Average Net Assets:
     Net investment income (loss), including
          reimbursement/waiver of fees                    (0.99)%          (1.26)%         (1.15)%           (0.95)%        (0.67)%

     Expenses, including reimbursement/                    1.50%            1.50%           1.42%             1.25%          1.20%
          waiver of fees

     Expenses, excluding reimbursement/                    2.20%            1.94%           2.03%             2.50%          2.76%
          waiver of fees

PORTFOLIO TURNOVER RATE                                     219%             113%            125%              178%           108%


----------------------------------------------
(a) Calculated using the average share method.
(b) Less than $0.01 per share.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-three investment portfolios. The Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. On June 5, 2001, the Trust's Board of Trustees (the "Board") approved the reorganization of Fountainhead Special Value Fund a series of AmeriPrime Funds into a newly created series of the Trust with the same name. The Fund commenced operations on December 31, 1996.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Generally, on each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily
available,   are  valued  using  the  last  reported  sales  price  provided  by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. Securities sold short at October 31, 2002, and their related market values and proceeds are set forth in Schedule of Investments.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2002
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

The capital loss carryovers were $831,032, expiring in October 2009 and $8,094,836, expiring in October 2010.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

Accumulated Net Investment Income           $152,444
Paid-in-Capital                             (152,444)

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

REDEMPTION FEES - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee, which is retained by the Fund, is accounted for as paid-in capital. Redemption fees collected by the Fund during the period ended October 31, 2002 totaled $4,491.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to the Fund is King Investment Advisors, Inc. (the "Adviser"). For its services, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the Fund's average daily net assets up to $100 million and 0.05% of the remaining assets, subject to an annual minimum fee of $40,000.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives a fee in the amount of $22,800 annually ($24,000 annually commencing November 1,
2002),  $24  per  shareholder  account  annually,   plus  certain  out-of-pocket
expenses.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2002
--------------------------------------------------------------------------------

CUSTODIAN - The custodian is Forum Trust, LLC (the "Custodian") and may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. For its services, the Custodian receives an annual fee per Fund of 0.01% on the Fund's average daily net assets. In addition, the Custodian receives from the Fund an annual fee of $3,600 plus certain transaction costs and out-of-pocket costs.

DISTRIBUTOR - The distributor for the Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services.

FUND ACCOUNTANT - The fund accountant for the Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives a fee of $36,000 annually plus a fee of 0.02% of the Fund's average daily net assets up to $100 million and 0.005% thereafter, plus surcharges based on number of security positions and out-of-pocket expenses.

Certain Trustees and Officers of the Trust are Trustees or Officers of the above companies.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has waived a portion of its fees and reimbursed certain expenses of the Fund so that total expenses of the Fund would not exceed 1.50% of average net assets. For the period ended October 31, 2002, the Adviser waived fees of $79,753 and reimbursed certain expenses totaling $28,042. The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2003.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, were $32,293,615 and $37,039,890, respectively, for the period ending October 31, 2002.

For federal income tax purposes, the cost of investments and tax basis as of October 31, 2002 for gross unrealized appreciation and (depreciation), net unrealized appreciation and (depreciation) were as follows:

                   UNREALIZED         UNREALIZED        NET UNREALIZED
    TAX COST      APPRECIATION       DEPRECIATION        APPRECIATION
    --------      ------------       ------------        ------------
   $9,395,519       $869,117          $(686,933)           $182,184


NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

  UNDISTRIBUTED
   TAX-EXEMPT      UNDISTRIBUTED    ACCUMULATED       UNREALIZED
     INCOME       ORDINARY INCOME   CAPITAL LOSS     APPRECIATION     TOTAL
     ------       ---------------   --------------   ------------     -----
     $    -           $    -        $(8,925,868)       $181,611    $(8,744,257)

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
OCTOBER 31, 2002
--------------------------------------------------------------------------------


The tax character of distributions paid during 2002 and 2001 were as follows:

                LONG-TERM      LONG LONG-TERM    RETURN OF
      YEAR    CAPITAL GAIN      CAPITAL GAIN      CAPITAL         TOTAL

      2002       $      -        $        -        $     -      $        -
      2001        683,915         2,964,930         92,927       3,741,772


NOTE 7.  RESTRICTED SECURITIES

Restricted Securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trust's Board of Trustees. The Fund will not incur registration costs upon such resales. The following securities have been valued by the Board of Trustees' Valuation Committee pursuant to the Trust's Portfolio Procedures Valuation as follows:

                             ACQUISITION        ACQUISITION       VALUE AT        % OF NET ASSETS
      SECURITY                   DATE               COST      OCTOBER 31, 2002  AS OF OCTOBER 31, 2002
      --------                   ----               ----          --------      ----------------------
American Realty Trust      September 4, 2002      $410,000        $410,000              4.2%

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
INDEPENDENT AUDITORS' REPORT
OCTOBER 31, 2002
--------------------------------------------------------------------------------


Board of Trustees of Forum Funds and Shareholders,
Fountainhead Special Value Fund:

We have  audited  the  accompanying  statement  of  assets  and  liabilities  of
Fountainhead Special Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
TRUSTEES AND OFFICERS (unaudited)
OCTOBER 31, 2002
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                               POSITION                                                      FUND COMPLEX          OTHER
           NAME,               WITH THE      LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
      AGE AND ADDRESS            TRUST     TIME SERVED 1        DURING PAST 5 YEARS            TRUSTEE 2      HELD BY TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------
INTERESTED TRUSTEE
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------
John Y. Keffer 3               Chairman/   1989-          Member   and   Director,   Forum        29             Chairman/
Born:  July 15, 1942           President   Present        Financial  Group,  LLC (a mutual                      President,
Two Portland Square                                       fund services holding company)                       Monarch Funds
Portland, ME 04101                                        Director,  various affiliates of
                                                          Forum   Financial   Group,   LLC
                                                          including  Forum Fund  Services,
                                                          LLC (Trust's underwriter)
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------
DISINTERESTED TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------
Costas Azariadis                Trustee    1989-          Professor of Economics,                 27               None
Born:  February 15, 1943                   Present        University of California-Los
Department of Economics                                   Angeles;
University of California                                  Visiting Professor of
Los Angeles, CA 90024                                     Economics, Athens University of
                                                          Economics and Business 1998 -
                                                          1999
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------
James C. Cheng                  Trustee    1989-          President, Technology Marketing         27               None
Born:  July 26, 1942                       Present        Associates (marketing company
27 Temple Street                                          for small- and medium-sized
Belmont, MA 02478                                         businesses in New England)
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------
J. Michael Parish               Trustee    1989-          Partner, Wolfe, Block, Schorr           27               None
Born:  November 9, 1943                    Present        and Solis-Cohen LLP (law firm)
250 Park Avenue                                           since 2002;
New York, NY 10177                                        Partner, Thelen Reid & Priest
                                                          LLP (law firm) 1995 - 2002
----------------------------- ------------ -------------- --------------------------------- ---------------- ------------------





--------------------------------------
1    Each Trustee and Officer holds office until he or she resigns,  is removed, or a successor is elected and qualified.

2 The Fund complex includes the Trust and four other investment companies for which Forum Financial Group LLC, provides services.

3    John  Y.   Keffer   indirectly   controls   the   entities   that   provide
     administration,   distribution,   fund  accounting,   transfer  agency  and
     custodial services to the Trust. Mr. Keffer also indirectly  controls Forum
     Investment Advisors, LLC, the investment adviser to certain Trust series.

                                       15






--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
TRUSTEES AND OFFICERS (concluded) (unaudited)
OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                               POSITION                                                        FUND COMPLEX        OTHER
           NAME,               WITH THE      LENGTH OF      PRINCIPAL OCCUPATION(S)             OVERSEEN BY    DIRECTORSHIPS
      AGE AND ADDRESS            TRUST     TIME SERVED 1       DURING PAST 5 YEARS               TRUSTEE 2    HELD BY TRUSTEES
---------------------------- ------------ -------------- ----------------------------------- -------------- -----------------
OFFICERS
---------------------------- ------------ -------------- ----------------------------------- -------------- -----------------
Thomas G. Sheehan                Vice       2000-         Director of Business                    N/A              N/A
Born:  July 17, 1954          President/    Present       Development, Forum Financial
Two Portland Square            Assistant                  Group, LLC since 2001; Managing
Portland, ME 04101             Secretary                  Director and Counsel, Forum
                                                          Financial Group, LLC from 1993 -
                                                          2001
----------------------------- ------------ -------------- ----------------------------------- -------------- -----------------
Lisa J. Weymouth                 Vice       2001-         Director and Manager, Forum             N/A              N/A
Born: May 4, 1968             President/    Present       Shareholder Services, LLC
Two Portland Square            Assistant                  (transfer agent);
Portland, Maine 04101          Secretary                  Director, Forum Administrative
                                                          Services, LLC (mutual fund
                                                          administrator) since 2001
----------------------------- ------------ -------------- ----------------------------------- -------------- -----------------
Stacey E. Hong                 Treasurer    2002-         Director, Forum Accounting              N/A              N/A
Born:  May 10, 1966                         Present       Services, LLC since 1998, with
Two Portland Square                                       which he has been associated
Portland, ME 04101                                        since 1992
----------------------------- ------------ -------------- ----------------------------------- -------------- -----------------
Leslie K. Klenk                Secretary    1998-         Counsel, Forum Financial Group,          N/A             N/A
Born:  August 24, 1964                      Present       LLC since 1998
Two Portland Square                                       Associate General Counsel,
Portland, ME 04101                                        Smith Barney Inc. (brokerage
                                                          firm) 1993 - 1998
----------------------------- ------------ -------------- ----------------------------------- -------------- -----------------






---------------------------------------
1 Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees and Officers. The SAI is available without charge by contacting the Fund at (800) 868-9535.

                          KING INVESTMENT ADVISORS, INC.
                [LOGO]    C/O FORUM SHAREHOLDER SERVICES, LLC
                 KING     TWO PORTLAND SQUARE
                          PORTLAND, MAINE 04101
                          (800) 868-9535







                                                       DISTRIBUTOR
                                                 FORUM FUND SERVICES, INC.
                                                   TWO PORTLAND SQUARE
                                                  PORTLAND, MAINE 04101










                                               This report is authorized for
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                                               and to others who have received a
                                               copy of the prospectus.